UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant To Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                November 29, 2007
                Date of Report (Date of earliest event reported)


                        GLOBAL ENTERTAINMENT CORPORATION
               (Exact name of registrant as specified in charter)


          Nevada                        0-50643                   86-0933274
(State or Other Jurisdiction          (Commission               (IRS Employer
    of Incorporation)                 File Number)           Identification No.)


4909 E. McDowell, Suite 104, Phoenix, Arizona                     85008-4293
  (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (480) 994-0772

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

     Donald R. Head has announced his resignation as Director and Vice Chairman of the Board of Directors of Global Entertainment Corporation (the "Registrant"), effective November 29, 2007. The Board of Directors of the Registrant does not intend to appoint a new Director or Vice Chairman of the Board of Directors at this time.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GLOBAL ENTERTAINMENT CORPORATION


Date: December 5, 2007               By: /s/ James Yeager
                                        ----------------------------------------
                                     Name:  James Yeager
                                     Title: Senior Vice-President and
                                            Chief Financial Officer